UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 15, 2020

ATHENA SILVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [   ]

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01	ACQUISITION OF ASSETS
ITEM 7.01	REGULATION FD DISCLOSURE

Effective December 15, 2020, Athena Silver Corp (“Athena” or the “Company”) issued a press release announcing that further to its press release dated August 31, 2020, it has entered into a definitive Property Option Agreement (the “Option Agreement”) with Nubian Resources Ltd. (“Nubian”) (TSXV: NBR), pursuant to which Nubian has granted Athena the option (the “Option”) to acquire a 100% interest in Nubian’s Excelsior Springs exploration project (“Excelsior Springs”) located in Esmeralda County, Nevada, USA (“Excelsior Springs” or the “Property”). Copies of the Option Agreement and press release are filed herewith as Exhibits 10.1 and 99.1 respectively.

The Option is exercisable in two tranches: the first tranche is exercised immediately pursuant to which the Company can acquire a 10% interest in Excelsior Springs in consideration of issuing to Nubian an aggregate of 5.0 million shares of Athena common stock. The second tranche is exercisable on or before December 31, 2021 to purchase an additional 90% interest in Excelsior Springs in consideration of issuing to Nubian an additional 45 million shares of Athena common stock. Should both options be exercised, Nubian will hold 50 million shares of Athena common stock, which will be subject to a six month lockup.

The Excelsior Springs project consists of multiple unpatented BLM mining claims that are currently not operational.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements
The Company has determined that the mining claims comprising the Excelsior Springs project do not constitute a “business” within the meaning of 17 CFR 210.11-01(d).

(b)	Pro Forma Financial Information
(c)	None Exhibits

Item	Title
10.1	Option Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Silver Corporation

Date: December 18, 2020	By: /s/ John C. Power
John C. Power, President

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